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                                                                     Exhibit (h)

                      Pioneer Diversified High Income Trust

                    [__] Common Shares of Beneficial Interest

                         FORM OF UNDERWRITING AGREEMENT

May [__], 2007

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                             UNDERWRITING AGREEMENT

                                                                  May [__], 2007

UBS Securities LLC
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
RBC Capital Markets Corporation
Janney Montgomery Scott LLC
Robert W. Baird & Co. Incorporated
Ferris, Baker Watts, Incorporated
Morgan Keegan & Company, Inc.
as Representatives

c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026

Ladies and Gentlemen:

     Pioneer Diversified High Income Trust, a statutory trust organized and existing under and by virtue of the laws of the State of Delaware (the "Fund"), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the "Underwriters") an aggregate of [__] common shares of beneficial interest (the "Firm Shares"), without par value (the "Common Shares"), of the Fund. In addition, solely for the purpose of covering over-allotments, the Fund proposes to grant to the Underwriters the option to purchase from the Fund up to an additional [__] Common Shares (the "Additional Shares"). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "Shares." The Shares are described in the Prospectus which is defined below. UBS Securities LLC ("UBS Securities" or the "Managing Representative") will act as managing representative for the Underwriters.

     The Fund has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the "Securities Act"), and with the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (collectively called the "Investment Company Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form N-2 (File Nos. 333-140358 and 811-22014), including a prospectus and a statement of additional information, relating to the Shares. In addition, the Fund has filed a Notification of Registration on Form N-8A (the "Notification") pursuant to
Section 8 of the Investment Company Act.

     Except where the context otherwise requires, "Preliminary Prospectus," as used herein, means each prospectus (including the statement of additional information incorporated therein by reference) included in such registration statement, or amendment thereof, before it became effective under the Securities Act and any prospectus (including the statement of additional information incorporated therein by reference) filed with the Commission by the Fund with the consent of the Managing Representative on behalf of the Underwriters, pursuant to Rule 497(a) under the Securities Act.

     Except where the context otherwise requires, "Registration Statement," as used herein, means the registration statement, as amended at the time of such registration statement's effectiveness for purposes of Section 11 of the Securities Act, as such section applies to each of the Underwriters (the "Effective Time"), including (i) all documents filed as a part thereof or incorporated by reference therein, (ii) any

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information contained in a prospectus subsequently filed with the Commission pursuant to Rule 497 under the Securities Act and deemed to be part of the registration statement at the Effective Time pursuant to Rule 430A under the Securities Act, and (iii) any registration statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Securities Act.

     Except where the context otherwise requires, "Prospectus," as used herein, means the final prospectus (including the statement of additional information incorporated therein by reference) as filed by the Fund with the Commission (i) pursuant to Rule 497(h) under the Securities Act on or before the second business day after the date hereof (or such earlier time as may be required under the Securities Act) or (ii) pursuant to Rule 497(b) under the Securities Act on or before the fifth business day after the date hereof (or such earlier time as may be required under the Securities Act), or, if no such filing is required, the final prospectus (including the final statement of additional information) included in the Registration Statement at the Effective Time, in each case in the form furnished by the Fund to the Managing Representative for use by the Underwriters and by dealers in connection with the confirmation of sales in the offering of the Shares.

     "Pricing Prospectus" means the Preliminary Prospectus that is included in the Registration Statement, or otherwise furnished by the Fund to the Managing Representative for use by the Underwriters and by dealers in connection with the offering of the Shares, immediately prior to the Applicable Time (as defined below) and any amendment or supplement to such Preliminary Prospectus from the Applicable Time through the Closing Time (as defined herein below).

     "Pricing Information" means the information relating to (i) the number of Shares issued and (ii) the offering price of the Shares included on the cover page of the Prospectus dependent upon such information.

     "Disclosure Package" means the Pricing Prospectus taken together with the Pricing Information.

     "Sales Materials" means those advertising materials, sales literature or other promotional materials or documents, if any, constituting an advertisement pursuant to Rule 482 under the Securities Act, or any "road show" materials authorized or prepared by the Fund or authorized or prepared on behalf of the Fund by the Adviser (as defined below) for use in connection with the public offering or sale of the Shares; provided, however, that Sales Materials do not include any slides, tapes or other materials or documents that constitute a "written communication" (as defined in Rule 405 under the Securities Act) used in connection with a "road show" or a "bona fide electronic road show" (each as defined in Rule 433 under the Securities Act) related to the offering of Shares contemplated hereby (collectively, "Road Show Materials").

     "Applicable Time" means the time as of which this Underwriting Agreement was entered into, which shall be [__] p.m. (New York City time) on the date of this Underwriting Agreement (or such other time as is agreed to by the Fund and the Managing Representative on behalf of the Underwriters).

     The Fund has prepared and filed, in accordance with Section 12 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "Exchange Act"), a registration statement (as amended, the "Exchange Act Registration Statement") on Form 8-A (File No. 001-33406) under the Exchange Act to register, under Section 12(b) of the Exchange Act, the class of securities consisting of the Common Shares.

     Pioneer Investment Management, Inc., a Delaware corporation (the "Adviser"), will act as the Fund's investment adviser pursuant to an Advisory Agreement by and between the Fund and the Adviser, dated as of [__], 2007 (the "Advisory Agreement"). Montpelier Capital Advisors, Ltd., a Bermuda


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company (the "Subadviser," and together with the Adviser, the "Advisers") will act as the Fund's sub-adviser pursuant to a Subadvisory Agreement among the Fund, the Adviser and the Subadviser dated as of [__], 2007 (the "Subadvisory Agreement"). Brown Brothers Harriman & Co. will act as the custodian (the "Custodian") of the Fund's cash and portfolio assets pursuant to the Custodian Agreement, dated as of [__], 2007 (the "Custodian Agreement"). Pioneer Investment Management Shareholder Services, Inc. will act as the Fund's transfer agent, registrar, and dividend disbursing agent (the "Transfer Agent") pursuant to a Transfer Agency and Service Agreement, dated as of [__], 2007 (the "Transfer Agency Agreement"). American Stock Transfer & Trust Company will act as the Fund's sub-transfer agent, sub-registrar and sub-dividend disbursing agent (the "Sub-Transfer Agent") pursuant to a Sub-Transfer Agency and Service Agreement, dated as of [__], 2007 (the "Sub-Transfer Agency Agreement"). Pioneer Investment Management, Inc. will act as the administrator of the Fund pursuant to an Administration Agreement, dated as of [__], 2007 (the "Administration Agreement"). Princeton Administrators, L.P. will act as the Fund's sub-administrator pursuant to a Sub-Administration Agreement, dated as of [__], 2007 (the "Sub-Administration Agreement"). The Adviser and UBS Securities LLC have entered into a Shareholder Servicing Agreement dated May [__], 2007 (the "Shareholder Servicing Agreement"). The Adviser has also entered into an Additional Compensation Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated dated May [__], 2007 (the "Additional Compensation Agreement"). [The Adviser has also entered into a Marketing and Structuring Fee Agreement with [__] dated May [__], 2007 (the "Marketing and Structuring Fee Agreement" and, together with the Shareholder Servicing Agreement and the Additional Compensation Agreement, the "Shareholder Servicing Agreements").] The Fund and the Adviser have entered into an Initial Share Purchase Agreement dated as of April 12, 2007 (the "Initial Share Purchase Agreement"). In addition, the Fund has adopted a dividend reinvestment plan (the "Dividend Reinvestment Plan") pursuant to which holders of Shares may have their dividends automatically reinvested in additional Common Shares of the Fund unless they elect to receive such dividends in cash.

     As used in this Underwriting Agreement, "business day" shall mean a day on which the American Stock Exchange is open for trading. The terms "herein," "hereof," "hereto," "hereinafter" and similar terms, as used in this Underwriting Agreement, shall in each case refer to this Underwriting Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Underwriting Agreement. The term "or," as used herein, is not exclusive.

     The Fund, the Adviser, the Subadviser and the Underwriters agree as follows:

1. Sale and Purchase. Upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Fund agrees to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Fund the aggregate number of Firm Shares set forth opposite the name of such Underwriter in Schedule A attached hereto in each case at a purchase price of $23.875 per Share. The Fund is advised that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the Effective Time as is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. The Underwriters may from time to time increase or decrease the public offering price after the initial public offering to such extent as they may determine.

     In addition, the Fund hereby grants to the several Underwriters the option to purchase, and upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Fund, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per Share to be paid by the Underwriters to the Fund for the


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Firm Shares. This option may be exercised by the Managing Representative on behalf of the several Underwriters at any time and from time to time on or before the forty-fifth (45th) day following the date hereof, by written notice to the Fund. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the "Additional Shares Closing Time"); provided, however, that the Additional Shares Closing Time shall not be earlier than the Firm Shares Closing Time (as defined below) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as the Representatives may determine to eliminate fractional shares).

2. Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made by the Underwriters to the Fund by Federal Funds wire transfer, against delivery of the certificates for the Firm Shares to the Representatives through the facilities of the Depository Trust Company for the respective accounts of the Underwriters. Such payment and delivery shall be made at a time mutually agreed upon by the parties on the third business day following the date of this Underwriting Agreement (unless another date shall be agreed to by the Fund and the Managing Representative on behalf of the Underwriters). The time at which such payment and delivery are actually made is hereinafter sometimes called the "Firm Shares Closing Time." Certificates for the Firm Shares shall be delivered to the Representatives in definitive form in such names and in such denominations as the Representatives shall specify on the second business day preceding the Firm Shares Closing Time. For the purpose of expediting the checking of the certificates for the Firm Shares by the Representatives, the Fund agrees to make such certificates available to the Representatives for such purpose at least one full business day preceding the Firm Shares Closing Time.

     Payment of the purchase price for the Additional Shares shall be made at the Additional Shares Closing Time in the same manner and at the same office as the payment for the Firm Shares. Certificates for the Additional Shares shall be delivered to the Representatives in definitive form in such names and in such denominations as the Representatives shall specify no later than the second business day preceding the Additional Shares Closing Time. For the purpose of expediting the checking of the certificates for the Additional Shares by the Representatives, the Fund agrees to make such certificates available to the Representatives for such purpose at least one full business day preceding the Additional Shares Closing Time. The Firm Shares Closing Time and the Additional Shares Closing Time are sometimes referred to herein as the "Closing Times."

3. Representations and Warranties of the Fund, the Adviser and the Subadviser. Each of the Fund, the Adviser and the Subadviser jointly and severally represents and warrants to each Underwriter as of the date of this Underwriting Agreement, as of the Firm Shares Closing Time and as of each Additional Shares Closing Time, if any, as follows:

     (a) (i) (A) the Registration Statement has heretofore become effective under the Securities Act or, with respect to any registration statement to be filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Securities Act, will be filed with the Commission and become effective under the Securities Act no later than 10:00 P.M., New York City time, on the date of determination of the public offering price for the Shares; (B) no stop order of the Commission preventing or suspending the use of any Preliminary Prospectus or Sales Materials or of the Prospectus or the effectiveness of the


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          Registration Statement has been issued, and no proceedings for such purpose have been instituted or, to the Fund's knowledge, are contemplated by the Commission; and (C) the Exchange Act Registration Statement has become effective as provided in Section 12 of the Exchange Act;

          (ii) (A) the Registration Statement complied at the Effective Time, complies as of the date hereof and, as amended or supplemented, at the Firm Shares Closing Time, each Additional Shares Closing Time, if any, and at all times during which a prospectus is required by the Securities Act to be delivered in connection with any sale of Shares, will comply, in all material respects, with the requirements of the Securities Act and the Investment Company Act; (B) each Preliminary Prospectus and the Prospectus complied, at the time it was filed with the Commission, and the Prospectus complies as of the date hereof and, as amended or supplemented, at the Firm Shares Closing Time, each Additional Shares Closing Time, if any, and at all times during which a prospectus is required by the Securities Act to be delivered in connection with any sale of Shares, will comply, in all material respects with the requirements of the Securities Act (including, without limitation, Section 10(a) of the Securities Act) and the Investment Company Act; and (C) each of the Sales Materials complied, at the time it was first used in connection with the public offering of the Shares, and complies as of the date hereof, in all material respects with the requirements of the Securities Act (including, without limitation, Rule 482 thereunder), the Investment Company Act and the applicable rules and interpretations of the National Association of Securities Dealers, Inc. (the "NASD");

          (iii) (A) (1) the Registration Statement as of the Effective Time did not, (2) the Registration Statement (including any post-effective amendment thereto declared or deemed to be effective by the Commission) as of the date hereof does not, and (3) the Registration Statement (including any post-effective amendment thereto declared or deemed to be effective by the Commission), as of the Firm Shares Closing Time and each Additional Shares Closing Time, if any, will not, in each case, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (B) at no time during the period that begins as of the Applicable Time and ends at the Firm Shares Closing Time did or will the Disclosure Package include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (C) at no time during the period that begins at the time each of the Sales Materials was first used in connection with the public offering of the Shares and ends at the Applicable Time did any of the Sales Materials include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (D) at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the Commission and ends at the latest of the Firm Shares Closing Time, the latest Additional Shares Closing Time, if any, and the end of the period during which a prospectus is required by the Securities Act to be delivered in connection with any sale of Shares did or will the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that each of the Fund, the Adviser and the Subadviser makes no representation or warranty with respect to any statement contained in the Registration Statement, the Disclosure Package or the Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on


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          behalf of such Underwriter through the Managing Representative to the
          Fund expressly for use in the Registration Statement, the Disclosure Package or the Prospectus as described in Section 9(f) hereof.

     (b) (i) The Fund has been duly formed, is validly existing as a statutory trust under the laws of State of Delaware, with full power and authority to conduct all the activities conducted by it, to own or lease all assets owned or leased by it and to conduct its business as described in the Registration Statement, the Pricing Prospectus and the Prospectus; (ii) the Fund is duly licensed and qualified to do business and in good standing in each jurisdiction in which its ownership or leasing of property or its conducting of business requires such qualification; (iii) the Fund owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary to carry on its business as contemplated in the Pricing Prospectus and the Prospectus; and (iv) the Fund has no subsidiaries.

     (c) The outstanding and authorized capitalization of the Fund is as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus. The Common Shares conform in all material respects to the description of them in the Pricing Prospectus and the Prospectus. All the outstanding Common Shares have been duly authorized and are validly issued, fully paid and nonassessable (except as described in the Registration Statement, the Pricing Prospectus and the Prospectus). The Shares to be issued and delivered to and paid for by the Underwriters in accordance with this Underwriting Agreement against payment therefor as provided by this Underwriting Agreement have been duly authorized and when issued and delivered to the Underwriters will have been validly issued and will be fully paid and nonassessable (except as described in the Registration Statement, the Pricing Prospectus and the Prospectus). No person is entitled to any preemptive or other similar rights with respect to the Shares.

     (d) The Fund is duly registered with the Commission under the Investment Company Act as a diversified, closed-end management investment company, and, subject to the filing of any final amendment to the Registration Statement (a "Final Amendment"), if not already filed, all action under the Securities Act and the Investment Company Act, as the case may be, necessary to make the public offering and consummate the sale of the Shares as provided in this Underwriting Agreement has or will have been taken by the Fund.

     (e) The Fund has full power and authority to enter into each of this Underwriting Agreement, the Advisory Agreement, the Subadvisory Agreement, the Custodian Agreement, the Transfer Agency Agreement, the Sub-Transfer Agency Agreement, the Administration Agreement, the Sub-Administration Agreement, the Initial Share Purchase Agreement, and the Dividend Reinvestment Plan (collectively, the "Fund Agreements") and to perform all of the terms and provisions hereof and thereof to be carried out by it and (i) each Fund Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Fund, (ii) each Fund Agreement does not violate any of the applicable provisions of the Investment Company Act or the Investment Advisers Act of 1940, as amended, and the rules and regulations thereunder (collectively called the "Advisers Act"), as the case may be, and (iii) assuming due authorization, execution and delivery by the other parties thereto, each Fund Agreement constitutes the legal, valid and binding obligation of the Fund enforceable in accordance with its terms, (A) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is


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          sought in a proceeding in equity or at law) and (B) except as rights to indemnity thereunder may be limited by federal or state securities laws.

     (f) None of (i) the execution and delivery by the Fund of the Fund Agreements, (ii) the issue and sale by the Fund of the Shares as contemplated by this Underwriting Agreement and (iii) the performance by the Fund of its obligations under any of the Fund Agreements or consummation by the Fund of the other transactions contemplated by the Fund Agreements conflicts with or will conflict with, or results or will result in a breach of, the Declaration of Trust or the By-laws of the Fund or any agreement or instrument to which the Fund is a party or by which the Fund is bound, or any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to the Fund, other than state securities or "blue sky" laws applicable in connection with the purchase and distribution of the Shares by the Underwriters pursuant to this Underwriting Agreement.

     (g) The Fund is not currently in breach of, or in default under, any written agreement or instrument to which it is a party or by which it or its property is bound or affected, except for such breaches or defaults that do not, either alone or in the aggregate, have a material adverse effect on the Fund or on the Fund's ability to perform its obligations under the Fund Agreements.

     (h) No person has any right to the registration of any securities of the Fund because of the filing of the registration statement.

     (i) No consent, approval, authorization or order of any court or governmental agency or body or securities exchange or association, whether foreign or domestic, is required by the Fund for the consummation by the Fund of the transactions to be performed by the Fund or the performance by the Fund of all the terms and provisions to be performed by or on behalf of it in each case as contemplated in the Fund Agreements, except such as (i) have been obtained under the Securities Act, the Investment Company Act, or the Advisers Act, and
          (ii) may be required by the American Stock Exchange, or under state securities or "blue sky" laws, in connection with the purchase and distribution of the Shares by the Underwriters pursuant to this Underwriting Agreement.

     (j) The Shares are duly authorized for listing, subject to official notice of issuance, on the American Stock Exchange and the Notification has become effective.

     (k) Ernst & Young LLP, whose report appears in the Prospectus, is an independent registered public accounting firm with respect to the Fund as required by the Securities Act and the Investment Company Act.

     (l) The statement of assets and liabilities included or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus presents fairly in all material respects, in accordance with generally accepted accounting principles in the United States applied on a consistent basis, the financial position of the Fund as of the date indicated.

     (m) The Fund will maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting

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          principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets through an asset reconciliation procedure or otherwise at reasonable intervals and appropriate action is taken with respect to any differences.

     (n) Since the date as of which information is given in the Registration Statement, the Pricing Prospectus and the Prospectus, except as otherwise stated therein, (i) there has been no material adverse change in the condition, financial or otherwise, business prospects, properties, net assets or results of operations of the Fund, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Fund other than those in the ordinary course of its business and (iii) there has been no dividend or distribution of any kind declared, paid or made on any class of the Fund's capital shares.

     (o) There is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending, or, to the knowledge of the Fund, threatened against or affecting the Fund, except such which (i) if determined adversely would not result in any material adverse change in the condition, financial or otherwise, business affairs or business prospects of the Fund and would not materially adversely affect the properties or assets of the Fund and
          (ii) is not of a character required to be described in the Registration Statement, the Pricing Prospectus or the Prospectus; and there are no contracts, franchises or other documents that are of a character required to be described in, or that are required to be filed as exhibits to, the Registration Statement that have not been described or filed as required.

     (p) Except for stabilization transactions conducted by the Underwriters, and except for tender offers, Share repurchases and the issuance or purchase of Shares pursuant to the Fund's Dividend Reinvestment Plan effected following the date on which the distribution of the Shares is completed in accordance with the policies of the Fund as set forth in the Pricing Prospectus or the Prospectus, the Fund has not taken and will not take, directly or indirectly, any action designed or which might be reasonably expected to cause or result in, or which will constitute, stabilization or manipulation of the price of the Common Shares in violation of applicable federal securities laws.

     (q) The Fund intends to direct the investment of the proceeds of the offering of the Shares in such a manner as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

     (r)  The Fund has not distributed and, prior to the later to occur of the
          (i) date of the last Closing Time and (b) completion of the distribution of the Shares, will not distribute any offering material in connection with the public offering or sale of the Shares other than the Registration Statement, the Disclosure Package, the Sales Materials, the Road Show Materials and the Prospectus.

     (s) Other than the Road Show Materials, there are no Sales Materials other than the definitive client brochure and the broker brochure which were filed with the NASD on April 13, 2007; and neither any Road Show Materials authorized or prepared by the Fund or authorized or prepared on behalf of the Fund by the Adviser, the Subadviser or any representative thereof for use in connection with the public offering or sale of the Shares nor any Sales Materials contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (t) Neither the Fund nor any director, officer, agent, employee or affiliate of the Fund is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the "Foreign Corrupt Practices Act"); and the Fund and its affiliates have instituted and maintain policies and procedures designed to ensure continued compliance therewith.

     (u) Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus (or any amendment or supplement to any of them), no trustee of the Fund is an "interested person" (as defined in the Investment Company Act) of the Fund or an "affiliated person" (as defined in the Investment Company Act) of any Underwriter listed in Schedule A hereto.

     In addition, any certificate signed by any officer of the Fund and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Share shall be deemed to be a representation and warranty by the Fund as to matters covered thereby, to each Underwriter.

4. Representations and Warranties of the Adviser and the Subadviser. Each of the Adviser and the Subadviser represents to each Underwriter as of the date of this Underwriting Agreement, as of the Firm Shares Closing Time and as of each Additional Shares Closing Time, if any, as follows:

     (a) Such Adviser has been duly formed, is validly existing as a corporation under the laws of the State of Delaware, in the case of the Adviser, or is validly existing as a company under the laws of Bermuda in the case of the Subadviser, with full power and authority to conduct all of its investment advisory activities, to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement, the Pricing Prospectus and the Prospectus, and such Adviser is duly licensed and qualified to do business and in good standing in each jurisdiction in which it is required to be so qualified; and such Adviser owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary to carry on its business as contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus.

     (b) Such Adviser is (i) duly registered as an investment adviser under the Advisers Act and (ii) not prohibited by the Advisers Act or the Investment Company Act from acting as the investment adviser for the Fund as contemplated by the Advisory Agreement, the Subadvisory Agreement, the Registration Statement, the Pricing Prospectus and the Prospectus.

     (c) Such Adviser has full power and authority to enter into each of this Underwriting Agreement, the Advisory Agreement and the Subadvisory Agreement, and, in the case of the Adviser, the Administration Agreement, the Sub-Administration Agreement, the Initial Share Purchase Agreement, and the Shareholder Servicing Agreements, to which such Adviser is a party (collectively, the "Adviser Agreements"), and to carry out all the terms and provisions hereof and thereof to be carried out by it; and each Adviser Agreement has been duly and validly authorized, executed and delivered by such

          Adviser; none of the Adviser Agreements violates any of the applicable provisions of the Investment Company Act or the Advisers Act; and assuming due authorization, execution and delivery by the other parties thereto, each Adviser Agreement constitutes a legal, valid and binding obligation of such Adviser, enforceable in accordance with its terms, (i) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (ii) except as rights to indemnity thereunder may be limited by federal or state securities laws.

     (d) Neither (i) the execution and delivery by such Adviser of any Adviser Agreement nor (ii) the consummation by such Adviser of the transactions contemplated by, or the performance of its obligations under any Adviser Agreement conflicts or will conflict with, or results or will result in a breach of, (x) any agreement or instrument to which such Adviser is a party or by which such Adviser is bound, except in each case for such conflicts or breaches which do not, either alone or in the aggregate, have a material adverse effect upon such Adviser's ability to perform its obligations under the Adviser Agreements, (y) the Articles of Incorporation, in the case of the Adviser, the Memorandum of Association, in the case of the Subadviser, or By-Laws of such Adviser or (z) any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to such Adviser.

     (e) No consent, approval, authorization or order of any court, governmental agency or body or securities exchange or association, whether foreign or domestic, is required for the consummation of the transactions contemplated in, or the performance by such Adviser of its obligations under, any Adviser Agreement, as the case may be, except such as (i) have been obtained under the Securities Act, the Investment Company Act, or the Advisers Act, and (ii) may be required by the American Stock Exchange, or under state securities or "blue sky" laws, in connection with the purchase and distribution of the Shares by the Underwriters pursuant to this Underwriting Agreement.

     (f) The description of such Adviser and its business and the statements attributable to such Adviser in the Registration Statement, the Pricing Prospectus and the Prospectus comply with the requirements of the Securities Act and the Investment Company Act and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Pricing Prospectus and the Prospectus in light of the circumstances in which they were made) not misleading.

     (g) Except as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus, there is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to the knowledge of such Adviser, threatened against or affecting such Adviser except such which (i) is not of a nature required to be disclosed in the Registration Statement, the Pricing Prospectus or the Prospectus and (ii) if determined adversely would not result in any material adverse change in the condition, financial or otherwise, business affairs or business prospects of such Adviser or the ability of such Adviser to fulfill its respective obligations under any Adviser Agreement.

     (h) Except for stabilization activities conducted by the Underwriters and except for tender offers, Share repurchases and the issuance or purchase of Shares pursuant to the Fund's

          Dividend Reinvestment Plan effected following the date on which the distribution of the Shares is completed in accordance with the policies of the Fund as set forth in the Pricing Prospectus and the Prospectus, such Adviser has not taken and will not take, directly or indirectly, any action designed, or which might reasonably be expected to cause or result in, or which will constitute, stabilization or manipulation of the price of the Common Shares in violation of applicable federal securities laws.

     (i) In the event that the Fund or such Adviser has made available any Road Show Materials or promotional materials (other than the Sales Materials) by means of an Internet web site or similar electronic means such as to constitute a bona fide electronic road show, such Adviser has installed and maintained pre-qualification and password-protection or similar procedures which are designed and reasonably expected to effectively prohibit access to such Road Show Materials or promotional materials by persons other than qualified broker-dealers and registered representatives thereof.

     In addition, any certificate signed by any officer of the Adviser or the Subadviser and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Adviser or the Subadviser, as applicable, as to matters covered thereby, to each Underwriter.

5.   Agreements of the Parties.

     (a) If the registration statement relating to the Shares has not yet become effective, the Fund will promptly file a Final Amendment, if not previously filed, with the Commission, and will use its best efforts to cause such registration statement to become effective and, as soon as the Fund is advised, will advise the Managing Representative when the Registration Statement or any amendment thereto has become effective. If it is necessary for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 462(b) under the Securities Act, to be filed with the Commission and become effective before the Shares may be sold, the Fund will use its best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective as soon as possible, and the Fund will advise the Managing Representative promptly and, if requested by the Managing Representative, will confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective. If the Registration Statement has become effective and the Prospectus contained therein omits certain information at the time of effectiveness pursuant to Rule 430A under the Securities Act, the Fund will file a 430A Prospectus pursuant to Rule 497(h) under the Securities Act as promptly as practicable, but no later than the second business day following the earlier of the date of the determination of the offering price of the Shares or the date the Prospectus is first used after the Effective Time. If the Registration Statement has become effective and the Prospectus contained therein does not so omit such information, the Fund will file a Prospectus pursuant to Rule 497(b) or a certification pursuant to Rule 497(j) under the Securities Act as promptly as practicable, but no later than the fifth business day following the date of the later of the Effective Time or the commencement of the public offering of the Shares after the Effective Time. In either case, the Fund will provide the Managing Representative satisfactory evidence of the filing. The Fund will not file with the Commission any Prospectus or any other amendment (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which distribution of the Shares is completed) or supplement to the Registration Statement or the Prospectus unless a copy has first been submitted to the Managing

          Representative a reasonable time before its filing and the Managing Representative has not objected to it in writing within a reasonable time after receiving the copy.

     (b) For the period of three years from the date hereof, the Fund will advise the Managing Representative promptly (i) of the issuance by the Commission of any order in respect of the Fund, the Adviser or the Subadviser, which relates to the offering of the Shares, (ii) of the initiation or threatening of any proceedings for, or receipt by the Fund of any notice with respect to, any suspension of the qualification of the Shares for sale in any jurisdiction or the issuance of any order by the Commission suspending the effectiveness of the Registration Statement, (iii) of receipt by the Fund, or any representative or attorney of the Fund, of any other communication from the Commission relating in any material way to the Fund, the Registration Statement, the Notification, any Preliminary Prospectus, the Sales Materials, the Prospectus or to the transactions contemplated by this Underwriting Agreement and (iv) the issuance by any court, regulatory body, administrative agency or other governmental agency or body, whether foreign or domestic, of any order, ruling or decree, or the threat to initiate any proceedings with respect thereto, regarding the offering of the Shares by the Fund. The Fund will make every reasonable effort to prevent the issuance of any order suspending the effectiveness of the Registration Statement and, if any such order is issued, to obtain its lifting as soon as possible.

     (c) If not delivered prior to the date of this Underwriting Agreement, the Fund will deliver to the Managing Representative, without charge, a signed copy of the Registration Statement, the Exchange Act Registration Statement and the Notification and of any amendments (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which the distribution of the Shares is completed) to either the Registration Statement, the Exchange Act Registration Statement or the Notification (including all exhibits filed with any such document) and as many conformed copies of the Registration Statement and any amendments thereto (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or
          (y) the date on which the distribution of the Shares is completed) (excluding exhibits) as the Managing Representative may reasonably request.

     (d) During such period as a prospectus is required by law to be delivered by an underwriter or a dealer, the Fund will deliver, without charge, to the Representatives, the Underwriters and any dealers, at such office or offices as the Representatives may designate, as many copies of the Prospectus as the Representatives may reasonably request, and, if any event occurs during such period as a result of which it is necessary to amend or supplement the Prospectus, in order to make the statements therein, in light of the circumstances under which they were made, not misleading in any material respect, or if during such period it is necessary to amend or supplement the Prospectus to comply with the Securities Act or the Investment Company Act, the Fund promptly will prepare, submit to the Managing Representative, file with the Commission and deliver, without charge, to the Underwriters and to dealers (whose names and addresses the Managing Representative will furnish to the Fund) to whom Shares may have been sold by the Underwriters, and to other dealers on request, amendments or supplements to the Prospectus so that the statements in such Prospectus, as so amended or supplemented, will not, in light of the circumstances under which they were made, be misleading in any material respect and will comply with the Securities Act and the Investment Company

          Act. Delivery by the Underwriters of any such amendments or supplements to the Prospectus will not constitute a waiver of any of the conditions in Section 6 hereof.

     (e) The Fund will make generally available to holders of the Fund's securities, as soon as practicable but in no event later than the last day of the 18th full calendar month following the calendar quarter in which the date of the Effective Time falls, an earnings statement, if applicable, satisfying the provisions of the last paragraph of Section 11(a) of the Securities Act and, at the option of the Fund, Rule 158 under the Securities Act.

     (f) If the transactions contemplated by this Underwriting Agreement are consummated, the Fund shall pay all costs and expenses incident to the performance of the obligations of the Fund under this Underwriting Agreement (to the extent such expenses do not, in the aggregate, exceed $0.05 per Share), including but not limited to costs and expenses of or relating to (i) the preparation, printing and filing of the Registration Statement and exhibits to it, each Preliminary Prospectus, the Prospectus and all amendments and supplements thereto,
          (ii) the issuance of the Shares and the preparation and delivery of certificates for the Shares, (iii) the registration or qualification of the Shares for offer and sale under the securities or "blue sky" laws of the jurisdictions referred to in the foregoing paragraph, including the fees and disbursements of counsel for the Underwriters in that connection, and the preparation and printing of any preliminary and supplemental "blue sky" memoranda, (iv) the furnishing (including costs of design, production, shipping and mailing) to the Underwriters and dealers of copies of each Preliminary Prospectus relating to the Shares, the Sales Materials, the Prospectus, and all amendments or supplements to the Prospectus, and of the other documents required by this Section to be so furnished, (v) the filing requirements of the NASD, in connection with its review of the financing, including filing fees and the fees, disbursements and other charges of counsel for the Underwriters in that connection, (vi) all transfer taxes, if any, with respect to the sale and delivery of the Shares to the Underwriters, (vii) the listing of the Shares on the American Stock Exchange and (viii) the transfer agent for the Shares. To the extent the foregoing costs and expenses incident to the performance of the obligations of the Fund under this Underwriting Agreement exceed, in the aggregate, $0.05 per Share, the Adviser or an affiliate will pay all such excess costs and expenses. The Fund, the Adviser and the Subadviser may otherwise agree among themselves as to the payment of the foregoing expenses, whether or not the transactions contemplated by this Underwriting Agreement are consummated, provided, however, that in no event shall the Underwriters be obligated to pay any of the foregoing expenses.

     (g) If the transactions contemplated by this Underwriting Agreement are not consummated, except as otherwise provided herein, no party will be under any liability to any other party, except that (i) if this Underwriting Agreement is terminated by (x) the Fund, the Adviser or the Subadviser pursuant to any of the provisions hereof or (y) by the Representatives or the Underwriters because of any inability, failure or refusal on the part of the Fund, the Adviser or the Subadviser to comply with any material terms of this Underwriting Agreement or because any of the conditions in Section 6 are not satisfied, the Adviser, the Subadviser or such Adviser's affiliates and the Fund, jointly and severally, will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees, disbursements and other charges of their counsel) reasonably incurred by them in connection with the proposed purchase and sale of the Shares and (ii) no Underwriter who has failed or refused to purchase the Shares agreed to be purchased by it under this Underwriting Agreement, in breach of its obligations pursuant to this

          Underwriting Agreement, will be relieved of liability to the Fund, the Adviser, the Subadviser and the other Underwriters for damages occasioned by its default.

     (h) Without the prior written consent of the Managing Representative, the Fund will not offer, sell or register with the Commission, or announce an offering of, any equity securities of the Fund, within 180 days after the date of the Effective Time, except for the Shares as described in the Prospectus and any issuances of Common Shares pursuant to the Dividend Reinvestment Plan and except in connection with any offering of preferred shares of beneficial interest as contemplated by the Prospectus.

     (i) The Fund will use its best efforts to list the Shares on the American Stock Exchange prior to the date the Shares are issued and comply with the rules and regulations of such exchange.

     (j) The Fund will direct the investment of the net proceeds of the offering of the Shares in such a manner as to comply with the investment objective and policies of the Fund as described in the Prospectus.

6. Conditions of the Underwriters' Obligations. The obligations of the Underwriters to purchase the Shares are subject to the accuracy on the date of this Underwriting Agreement, and as of each of the Closing Times, of the representations of the Fund, the Adviser and the Subadviser in this Underwriting Agreement, to the accuracy and completeness of all material statements made by the Fund, the Adviser or the Subadviser or any of their respective officers in any certificate delivered to the Managing Representative or its counsel pursuant to this Underwriting Agreement, to performance by the Fund, the Adviser and the Subadviser of their respective obligations under this Underwriting Agreement and to each of the following additional conditions:

     (a) The Registration Statement must have become effective by 5:30 p.m., New York City time, on the date of this Underwriting Agreement or such later date and time as the Managing Representative consents to in writing. The Prospectus must have been filed in accordance with Rule 497(b) or (h) or a certificate must have been filed in accordance with Rule 497(j), as the case may be, under the Securities Act.

     (b) No order suspending the effectiveness of the Registration Statement may be in effect and no proceedings for such purpose may be pending before or, to the knowledge of counsel to the Underwriters, threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) must be complied with or waived to the reasonable satisfaction of the Managing Representative.

     (c) Since the dates as of which information is given in the Registration Statement, the Pricing Prospectus and the Prospectus, as of the date of this Underwriting Agreement, (i) there must not have been any change in the Common Shares or the liabilities of the Fund except as set forth in or contemplated by the Pricing Prospectus or the Prospectus as of the date of this Underwriting Agreement; (ii) there must not have been any change or a development involving a prospective change in the general affairs, prospects, management, business, financial condition or results of operations of the Fund, the Adviser or the Subadviser whether or not arising from transactions in the ordinary course of business as set forth in or contemplated by the Pricing Prospectus or the Prospectus as of the date of this Underwriting Agreement; (iii) the Fund must not have sustained any loss or interference with its business from any court or from legislative or other governmental action, order or decree, whether foreign or domestic, or from any other occurrence not described in the Registration Statement, the Pricing Prospectus and the Prospectus as of the date of this Underwriting Agreement; and (iv) there must not have occurred any event that makes untrue or incorrect any statement or information contained in the Registration Statement, the Pricing Prospectus or the Prospectus as of the date of this Underwriting Agreement or that is not reflected in the Registration Statement, the Pricing Prospectus or the Prospectus as of the date of this Underwriting Agreement but should be reflected therein in order to make the statements or information therein (in the case of the Pricing Prospectus and the Prospectus, in light of the circumstances in which they were made) not misleading; if, in the sole judgment of the Managing Representative, any such development referred to in clause
          (i), (ii), (iii), or (iv) of this paragraph (c) is material and adverse so as to make it impracticable or inadvisable to consummate the sale and delivery of the Shares to the public on the terms and in the manner contemplated by the Pricing Prospectus.

     (d) The Managing Representative must have received as of each Closing Time a certificate, dated such date, of the President or a Vice-President and the chief financial or accounting officer of each of the Fund, the Adviser and the Subadviser certifying (in their capacity as such officers and, with respect to clauses (ii), (iii) and (vi) below, on behalf of the Fund, the Adviser and the Subadviser, as the case may
          be) that (i) the signers have carefully examined the Registration Statement, the Prospectus, the Pricing Prospectus and this Underwriting Agreement, (ii) the representations of the Fund (with respect to the certificates from such Fund officers), the representations of the Adviser (with respect to the certificates from such officers of the Adviser) and the representations of the Subadviser (with respect to the certificates from such officers of the Subadviser) in this Underwriting Agreement are accurate on and as of the date of the certificate, (iii) there has not been any material adverse change in the general affairs, prospects, management, business, financial condition or results of operations of the Fund (with respect to the certificates from such Fund officers), the Adviser (with respect to the certificates from such officers of the Adviser) or the Subadviser (with respect to the certificates from such officers of the Subadviser), which change would materially and adversely affect the ability of the Fund, the Adviser or the Subadviser, as the case may be, to fulfill its obligations under this Underwriting Agreement, the Advisory Agreement (with respect to the certificates from such officers of the Adviser) or the Subadvisory Agreement (with respect to the certificates from such officers of the Subadviser), whether or not arising from transactions in the ordinary course of business, (iv) with respect to the Fund only, no order suspending the effectiveness of the Registration Statement, prohibiting the sale of any of the Shares or otherwise having a material adverse effect on the Fund has been issued and no proceedings for any such purpose are pending before or, to the knowledge of such officers after reasonable investigation, threatened by the Commission or any other regulatory body, whether foreign or domestic, (v) no order having a material adverse effect on the ability of the Adviser to fulfill its obligations under this Underwriting Agreement, the Shareholder Servicing Agreement, the Structuring Fee Agreement, the Additional Compensation Agreement, the Initial Share Purchase Agreement, the Subadvisory Agreement or the Advisory Agreement, as the case may be, has been issued and no proceedings for any such purpose are pending before or, to the knowledge of the officers of the Adviser after reasonable investigation, threatened by the Commission or any other regulatory body, whether foreign or domestic, (vi) no order having a material adverse effect on the ability of the Subadviser to fulfill its obligations under this Underwriting Agreement or the Subadvisory Agreement, as the case may be, has been issued and no proceedings for any such purpose are pending before or, to the knowledge of the officers of the Subadviser after reasonable investigation, threatened by the Commission or any other regulatory body, whether foreign or domestic and (vii) each of the Fund (with respect to the certificates from such Fund officers), the Adviser (with respect to the certificates from such officers of the Adviser) and the Subadviser (with respect to the certificates from such officers of the Subadviser) has performed all of its respective agreements that this Underwriting Agreement requires it to perform by such Closing Time (to the extent not waived in writing by the Managing Representative).

     (e) The Managing Representative must have received as of each Closing Time the opinions dated as of the date thereof substantially in the form of Schedules B, C and D to this Underwriting Agreement from the counsel identified in each such Schedule.

     (f) The Managing Representative must have received as of each Closing Time from Clifford Chance US LLP an opinion dated as of the date thereof with respect to the Fund, the Shares, the Registration Statement and the Prospectus, this Underwriting Agreement and the form and sufficiency of all proceedings taken in connection with the sale and delivery of the Shares. Such opinion and proceedings shall fulfill the requirements of this Section 6(f) only if such opinion and proceedings are satisfactory in all respects to the Managing Representative. The Fund, the Adviser and the Subadviser must have furnished to such counsel such documents as counsel may reasonably request for the purpose of enabling them to render such opinion.

     (g) The Managing Representative must have received on the date this Underwriting Agreement is signed and delivered by the Managing Representative a signed letter, dated such date, substantially in the form of Schedule E to this Underwriting Agreement from the independent registered public accounting firm designated in such Schedule. The Managing Representative also must have received as of each Closing Time a signed letter from such accountants, dated as of the date thereof, confirming on the basis of a review in accordance with the procedures set forth in their earlier letter that nothing has come to their attention during the period from a date not more than five business days before the date of this Underwriting Agreement, specified in the letter, to a date not more than five business days before the date of such Closing Time, that would require any change in their letter referred to in the foregoing sentence.

     (h) At Firm Shares Closing Time, the Managing Representative must have received the Shareholder Servicing Agreements, as executed by the Adviser.

     (i) At Firm Shares Closing Time, the Shares must have been approved for listing on the American Stock Exchange, subject only to official notice of issuance.

     (j) At Firm Shares Closing Time, the NASD must not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Underwriting Agreement will comply only if they are in form and scope reasonably satisfactory to counsel for the Underwriters, provided that any such documents, forms of which are annexed hereto, shall be deemed satisfactory to such counsel if substantially in such form.

7. Termination. This Underwriting Agreement may be terminated by the Managing Representative by notifying the Fund at any time:

     (a) before the later of the Effective Time and the time when any of the Shares are first generally offered pursuant to this Underwriting Agreement by the Managing Representative to dealers by letter or telegram;

     (b) as of or before any Closing Time if (i) trading in the equity securities of the Fund is suspended by the Commission or by the principal exchange that lists the Shares, (ii) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or over-the-counter market, (iii) additional material governmental restrictions, not in force on the date of this Underwriting Agreement, have been imposed upon trading in securities or trading has been suspended on any U.S. securities exchange, (iv) a general banking moratorium has been established by U.S. federal or New York authorities or (v) any change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity, terrorist activity or crisis shall have occurred, the effect any of the foregoing (i) - (iv) which is, in the sole judgment of the Managing Representative, material and adverse so as to make it impracticable or inadvisable to consummate the sale and delivery of the Shares to the public on the terms and in the manner contemplated by the Pricing Prospectus; or

     (c) as of or before any Closing Time, if any of the conditions specified in Section 6 have not been fulfilled when and as required by this Underwriting Agreement.

8. Substitution of Underwriters. If one or more of the Underwriters fails (other than for a reason sufficient to justify the termination of this Underwriting Agreement) to purchase as of any Closing Time the Shares agreed to be purchased as of such Closing Time by such Underwriter or Underwriters, the Managing Representative may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Managing Representative deems advisable, or one or more of the remaining Underwriters may agree to purchase such Shares in such proportions as may be approved by the Managing Representative, in each case upon the terms set forth in this Underwriting Agreement. If no such arrangements have been made within 36 hours after the date of such Closing Time, and

     (a) the number of Shares to be purchased by the defaulting Underwriters as of such Closing Time does not exceed 10% of the Shares that the Underwriters are obligated to purchase as of such Closing Time, each of the non-defaulting Underwriters will be obligated to purchase such Shares on the terms set forth in this Underwriting Agreement in proportion to their respective obligations under this Underwriting Agreement, or

     (b) the number of Shares to be purchased by the defaulting Underwriters as of such Closing Time exceeds 10% of the Shares to be purchased by all the Underwriters as of such Closing Time, the Fund will be entitled to an additional period of 24 hours within which to find one or more substitute underwriters reasonably satisfactory to the Managing Representative to purchase such Shares on the terms set forth in this Underwriting Agreement.

     Upon the occurrence of the circumstances described in the foregoing paragraph (b), either the Managing Representative or the Fund will have the right to postpone the date of the applicable Closing Time for not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement, the Pricing Prospectus or the Prospectus) may be effected by the Managing Representative and the Fund. If the number of Shares to be purchased as of such Closing Time by such defaulting Underwriter or Underwriters exceeds 10% of the Shares that the Underwriters are obligated to purchase as of such Closing Time, and none of the non-defaulting Underwriters or the Fund makes arrangements pursuant to this Section within the period stated for the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Underwriting Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Fund, the Adviser or the Subadviser except as provided in Sections 5(g) and 9 hereof. Any action taken under this Section will not affect the liability of any defaulting Underwriter to the Fund, the Adviser or the Subadviser or to any non-defaulting Underwriters arising out of such default. A substitute underwriter will become an Underwriter for all purposes of this Underwriting Agreement.

9.   Indemnity and Contribution.

     (a) Each of the Fund, the Adviser and the Subadviser, jointly and severally, agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Securities Act, the Exchange Act, the Investment Company Act, the Advisers Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim
          (i) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Fund) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact included in any Preliminary Prospectus, any Road Show Material, the Disclosure Package, any Sales Material or the Prospectus (as it may be amended or supplemented) or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that none of the aforementioned parties shall be required to indemnify, defend or hold harmless anyone with respect to either of the foregoing clause (i) and (ii) insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriters furnished in writing by or on behalf of such Underwriter through the Managing Representative to the Fund expressly for use with reference to any Underwriter in such Registration Statement or in such Disclosure Package or Prospectus (as amended or supplemented) as set forth in
          Section 9(f) hereof or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Disclosure Package or Prospectus or necessary to make such information (with respect to such Disclosure Package or Prospectus, in light of the circumstances under which they were made) not misleading.

     If any action, suit or proceeding (together, a "Proceeding") is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Fund, the Adviser or the Subadviser pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Fund, the Adviser or the Subadviser, as the case may be, in writing of the institution of such

Proceeding and the Fund, the Adviser or the Subadviser shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Fund, the Adviser or the Subadviser shall not relieve the Fund, the Adviser or the Subadviser from any liability which the Fund, the Adviser or the Subadviser may have to any Underwriter or any such person, other than pursuant to this Section 9 and only to the extent that the omission to so notify the Fund, the Adviser or the Subadviser would have a material adverse effect on the ability of the Fund, the Adviser or the Subadviser to assume the defense of such Proceeding. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the reasonable fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Fund, the Adviser or the Subadviser, as the case may be, in connection with the defense of such Proceeding or the Fund, the Adviser or the Subadviser shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them, which are different from, additional to or in conflict with those available to the Fund, the Adviser or the Subadviser (in which case the Fund, the Adviser or the Subadviser shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses shall be borne by the Fund, the Adviser or the Subadviser and paid as incurred (it being understood, however, that the Fund, the Adviser or the Subadviser shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). Neither the Fund, the Adviser nor the Subadviser shall be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of the Fund, the Adviser or the Subadviser, the Fund, the Adviser or the Subadviser, as the case may be, agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

     (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Fund, the Adviser and the Subadviser, and each of their respective shareholders, partners, managers, members, trustees, directors and officers, and any person who controls the Fund, the Adviser or the Subadviser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation), which, jointly or severally, the Fund, the Adviser, the Subadviser or any such person may incur under the Securities Act, the Exchange Act, the Investment Company Act, the Advisers Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriters furnished in writing by or on behalf of such Underwriter to the Fund, the Adviser or the Subadviser expressly for use with reference to such Underwriter in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the
          Fund) or in the Disclosure Package or Prospectus as set forth in
          Section 9(f) hereof, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or the Disclosure Package or Prospectus or necessary to make such information not misleading (with respect to the Disclosure Package and Prospectus, in light of the circumstances under which they were made).

     If any Proceeding is brought against the Fund, the Adviser, the Subadviser or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Fund, the Adviser, the Subadviser or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Fund, the Adviser, the Subadviser or any such person or otherwise. The Fund, the Adviser, the Subadviser or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Fund, the Adviser, the Subadviser or such person, as the case may be, unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them, which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Fund, the Adviser, the Subadviser and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

     (c) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this Section 9 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund, the Adviser and the Subadviser on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund, the Adviser and the Subadviser on the one hand and of the Underwriters on the other in connection with the statements or omissions, which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Fund, the Adviser and the Subadviser on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Fund and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Fund, the Adviser and the Subadviser on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Fund, the Adviser or the Subadviser or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

     (d) The Fund, the Adviser, the Subadviser and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
          Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the fees and commissions received by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

     (e) The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Fund contained in this Underwriting Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Fund, the Adviser or the Subadviser, its shareholders, partners, advisers, members, trustees, directors or officers or any person who controls the Fund, the Adviser or the Subadviser within the meaning of Section 15 of the Securities

          Act or Section 20 of the Exchange Act, and shall survive any termination of this Underwriting Agreement or the issuance and delivery of the Shares. The Fund, the Adviser, the Subadviser and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Fund, the Adviser or the Subadviser, against any of the Fund's, the Adviser's or the Subadviser's shareholders, partners, managers, members, trustees, directors or officers in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or Prospectus.

     (f) The Fund, the Adviser and the Subadviser each acknowledge that the statements in the Prospectus with respect to (1) the public offering price per share of the Shares as set forth on the cover page of the Prospectus and (2) stabilization and selling concessions and reallowances of selling concessions and payment of fees to Underwriters that meet certain minimum sales thresholds under the caption "Underwriting" in the Prospectus constitute the only information furnished in writing by or on behalf of any Underwriter through the Managing Representative to the Fund expressly for use with reference to such Underwriter in the Registration Statement or in the Disclosure Package or the Prospectus (as amended or supplemented). The Underwriters severally confirm that these statements are correct in all material respects and were so furnished by or on behalf of the Underwriters severally for use in the Prospectus.

     (g) Notwithstanding any other provisions in this Section 9, no party shall be entitled to indemnification or contribution under this Underwriting Agreement against any liability to the Fund or its security holders by reason of such person's willful misfeasance, bad faith or gross negligence in the performance of its duties or such person's reckless disregard of its obligations and duties under this Agreement. This
          Section 9(g) shall not be construed to imply that the Underwriters have any obligations or duties under this Agreement (except the several obligation to purchase the Shares on the terms and subject to the conditions herein). For avoidance of doubt, it is understood that the Underwriters have no duty hereunder to the Fund to perform any due diligence investigation.

10. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, New York 10171-0026,
     Attention: Syndicate Department, if to the Fund or the Adviser, shall be sufficient in all respects if delivered or sent to the Fund or the Adviser, as the case may be, at the offices of the Fund or the Adviser at 60 State Street, Boston, Massachusetts 02109, Attention: Dorothy E. Bourassa, and, if to the Subadviser, shall be sufficient in all respects if delivered or sent to the Subadviser at 94 Pitts Bay Road, Pembroke, Bermuda HM08,
     Attention: General Counsel.

11. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Underwriting Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Underwriting Agreement have been inserted as a matter of convenience of reference and are not a part of this Underwriting Agreement.

12. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Fund and UBS

     Securities each consent to the jurisdiction of such courts and personal service with respect thereto. The Fund hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Underwriting Agreement is brought by any third party against UBS Securities or any indemnified party. Each of UBS Securities, the Fund (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates), the Adviser (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) and the Subadviser (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Underwriting Agreement. Each of the Fund, the Adviser and the Subadviser agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Fund, the Adviser and the Subadviser, as the case may be, and may be enforced in any other courts in the jurisdiction of which the Fund, the Adviser or the Subadviser, as the case may be, is or may be subject, by suit upon such judgment.

13. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Fund, the Adviser and the Subadviser and to the extent provided in Section 9 hereof the controlling persons, shareholders, partners, members, trustees, managers, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Underwriting Agreement.

14. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

15. Successors and Assigns. This Agreement shall be binding upon the Underwriters, the Fund, the Adviser and the Subadviser any successor or assign of any substantial portion of the Fund's, the Adviser's, the Subadviser's or any of the Underwriters' respective businesses and/or assets.

16. Disclaimer of Liability of Trustees and Beneficiaries. A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The State of Delaware, and notice hereby is given that this Underwriting Agreement is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations arising out of this Underwriting Agreement are not binding upon any of the Trustees or beneficiaries individually but are binding only upon the assets and properties of the Fund.

     If the foregoing correctly sets forth the understanding among the Fund, the Adviser, the Subadviser and the Underwriters, please so indicate in the space provided below, whereupon this letter and the Managing Representative's acceptance shall constitute a binding agreement among the Fund, the Adviser, the Subadviser and the Underwriters, severally.

                                        Very truly yours,

                                        PIONEER DIVERSIFIED HIGH INCOME TRUST


                                        ----------------------------------------
                                        By: [__________]
                                        Title: [__________]


                                        PIONEER INVESTMENT MANAGEMENT, INC.


                                        ----------------------------------------
                                        By: [__________]
                                        Title: [__________]


                                        MONTPELIER CAPITAL ADVISORS, LTD.


                                        ----------------------------------------
                                        By: [__________]
                                        Title: [__________]

Accepted and agreed to as of the date
first above written, on behalf of
themselves and the other several
Underwriters named in Schedule A

UBS SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED
RBC CAPITAL MARKETS CORPORATION
JANNEY MONTGOMERY SCOTT LLC
ROBERT W. BAIRD & CO. INCORPORATED
FERRIS, BAKER WATTS, INCORPORATED
MORGAN KEEGAN & COMPANY, INC.


-------------------------------------
By: Todd Reit
Title: Managing Director


-------------------------------------
By: John Key
Title: Executive Director

                                   SCHEDULE A

UNDERWRITERS                            NUMBER OF SHARES
-------------------------------------   ----------------
UBS Securities LLC
Merrill Lynch, Pierce, Fenner & Smith
   Incorporated
RBC Capital Markets Corporation
Janney Montgomery Scott LLC
Robert W. Baird & Co. Incorporated
Ferris, Baker Watts, Incorporated
Morgan Keegan & Company, Inc.
                                        ----------------
   Total
                                        ================


                                    Sch. A-1

                                                                  DRAFT 05-21-07
                                  SUBJECT TO WILMERHALE OPINION COMMITTEE REVIEW



                                   SCHEDULE B

                          FORM OF OPINION OF WILMERHALE
                       REGARDING THE FUND AND THE ADVISER




                                                              [__________], 2007

UBS Securities LLC
As Representative of the Several Underwriters
299 Park Avenue
New York, New York 10171-0026

Re:  Pioneer Diversified High Income Trust

Ladies and Gentlemen:

This opinion is furnished to you pursuant to Section [___] of the Underwriting Agreement, dated as of [__________], 2007 (the "Underwriting Agreement"), among you, as Managing Representative of the several Underwriters, Pioneer Investment Management, Inc., a Delaware corporation (the "Adviser"), and Pioneer Diversified High Income Trust, a Delaware business trust (the "Fund"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Underwriting Agreement.

We have acted as counsel for the Fund and the Adviser in connection with the sale to the Underwriters by the Fund of [__________] Common Shares of beneficial interest, no par value per share, of the Fund (collectively, the "Common Shares") pursuant to the Section 1 of the Underwriting Agreement. As such counsel, we have assisted in the preparation and filing with the Securities and Exchange Commission (the "Commission") of the Fund's Registration Statement on Form N-2 dated [__________], 2007 (File Nos. 333- [_______] and 811-[_______]),
and amendment Nos. [__, __ and __] thereto, which Registration Statement became effective on [__________], 2007 (the "Effective Date"). Such Registration Statement, in the form in which it became effective, is referred to herein as the "Registration Statement."

We have examined and relied upon the Agreement and Declaration of Trust (the "Declaration of Trust") and By-Laws of the Fund, each as amended to date, the Certificate of Incorporation and By-Laws of the Adviser, each as amended to date, records of meetings or written actions of shareholders and of the Board of Trustees of the Fund, trust proceedings of the Fund in connection with the authorization and issuance of the Common Shares, the Registration Statement, the Prospectus, the Statement of Additional Information, the Underwriting Agreement, records of meetings of the Board of Directors of the Adviser, certificates of representatives of the Fund, certificates of public officials and such other documents as we have deemed necessary as a basis for the opinions hereinafter expressed. We have assumed that all corporate or trust records of the Fund and the Adviser and stock books of the Fund and are complete and accurate.

Insofar as this opinion relates to factual matters, information with respect to which is in the possession of the Fund or the Adviser, we have relied, with your permission, upon certificates, statements and representations of officers and other representatives of the Fund and the Adviser, representations made in the Underwriting Agreement and statements contained in the Registration Statement. We have not attempted to verify independently such facts, although nothing has come to our attention which has caused us to question the accuracy of such certificates, statements or representations.

In our examination of the documents referred to above, we have assumed the genuineness of all signatures, the legal capacity of each individual signing such documents, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as copies, and the authenticity of the originals of such documents.

Any reference to "our knowledge" or "best of our knowledge" or to any matters "known to us," "of which we are aware" or "coming to our attention" or any variation of any of the foregoing, shall mean the conscious awareness, as to the existence or absence of any facts which would contradict the opinions and statements so expressed, of the attorneys of this firm who have rendered substantive attention to the transaction to which this opinion relates. Other than as expressly set forth below, we have not undertaken, for purposes of this opinion, any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Fund and the Adviser. Moreover, we have not searched any electronic databases or the dockets of any court, regulatory body or administrative or other governmental agency or other filing office in any jurisdiction.

For purposes of this opinion, we have assumed that the agreements referred to herein have been duly authorized, executed and delivered by all parties thereto other than the Fund and the Adviser, and that all such other parties have all requisite power and authority to effect the transactions contemplated by such agreements. We have also assumed that each such agreement is the valid and binding obligation of each party thereto other than the Fund and the Adviser and is enforceable against all such other parties in accordance with its terms. We do not render any opinion as to the application of any federal or state law or regulation to the power, authority or competence of any party to the agreements other than the Fund.

Our opinions set forth below are qualified to the extent that they may be subject to or affected by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or affecting the rights of creditors generally, (ii) statutory or decisional law concerning recourse by creditors to security in the absence of notice or hearing, (iii) duties and standards imposed on creditors and parties to contracts, including, without limitation, requirements of good faith, reasonableness and fair dealing, and (iv) general equitable principles. We express no opinion as to the availability of any equitable or specific remedy upon any breach of any of the agreements as to which we are opining herein, or any of the agreements, documents or obligations referred to therein, or to the successful assertion of any equitable defenses, inasmuch as the availability of such remedies or the success of any equitable defense may be subject to the discretion of a court. Without limiting the foregoing, (i) we are expressing no opinion as to the enforceability of the indemnification or contribution provisions of the Underwriting Agreement, the Shareholder Servicing Agreement and the Additional Compensation Agreement, (ii) we note that a court may refuse to enforce, or may limit the application of, the Underwriting Agreement, the Shareholder Servicing Agreement or the Additional Compensation Agreement, or certain provisions thereof, as unconscionable or contrary to public policy, and (iii) we have assumed compliance by all parties with federal and state securities laws.

We also express no opinion herein as to any provision of any agreement (a) which may be deemed to or construed to waive any right of the Fund or the Adviser, (b) to the effect that rights and remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy and does not preclude recourse to one or more other rights or remedies, (c) relating to the effect of invalidity or unenforceability of any provision of any agreement on the validity or enforceability of any other provision thereof, (d) requiring the payment of penalties, consequential damages or liquidated damages, (e) which is in violation of public policy, including, without limitation, any provision relating to non-competition and non-solicitation or relating to indemnification and contribution with respect to securities law matters, (f) purporting to indemnify any person against his, her or its own negligence or intentional misconduct, (g) which provides that the terms of any agreement may not be waived or modified except in writing or (h) relating to choice of law or consent to jurisdiction.

Our opinion expressed in paragraph [1] below as to the legal existence and good standing of the Fund is based solely on a certificate of legal existence issued by the Secretary of State of the State of Delaware, a copy of which has been made available to your counsel, and our opinion with respect to such matters is rendered as of the date of such certificate and limited accordingly. Our opinion expressed in paragraph [18] below as to the legal existence and good standing of the Adviser is based solely on a certificate of legal existence issued by the Secretary of State of the State of Delaware, a copy of which has been made available to your counsel, and our opinion with respect to such matters is rendered as of the date of such certificate and limited accordingly. We express no opinion as to the tax good standing of the Fund or the Adviser in any jurisdiction.

In connection with our opinion expressed in paragraph [4] below, insofar as it relates to full payment for the outstanding Common Shares of the Fund, we have relied solely on a certificate of an officer of the Fund. Our opinion expressed in paragraph [4] below as to issued and outstanding shares of beneficial interest of the Fund is based solely on a certificate of the Fund's transfer agent, which we assume to be complete and accurate. Our opinion expressed in paragraph [4] below as to the due and valid issuance of all outstanding Common Shares of the Fund is based solely on a review of the corporate minute books of the Fund, and a certificate of an officer of the Fund, each of which we assume to be complete and accurate.

Our opinion expressed in paragraph [16] below as to the effectiveness of the Registration Statement under the Securities Act, is based solely upon oral advice from [Mr./Ms. __________] at the Division of Investment Management of the Commission that such Registration Statements were declared effective as of 4:30 p.m. on [__________], 2007. Our opinion expressed in paragraph [11] below as to the listing of the Common Shares on the American Stock Exchange is solely based upon a letter from the American Stock Exchange to the Fund, dated [__________], 2007. Our opinion in paragraph [20] is based solely upon the Commission's Investment Adviser Public Disclosure Website as of the date of this opinion.

We are opining herein solely with respect to the state laws of The Commonwealth of Massachusetts, the Delaware Statutory Trust Act statute, the Delaware Corporation Law statute, and the federal laws of the United States of America. To the extent that the laws of any other jurisdiction govern any of the matters as to which we express an opinion below, we have assumed for purposes of this opinion, with your permission and without independent investigation, that the laws of such jurisdiction are identical to the substantive state laws of The Commonwealth of Massachusetts, and we express no opinion as to whether such assumption is reasonable or correct. We note that the Underwriting Agreement, the Shareholder Servicing Agreement and the Additional Compensation Agreement are governed by New York law. We express no opinion with respect to the securities or Blue Sky laws of any state of the United States, with respect to state or federal antifraud laws (except to the extent expressly provided in the third to last paragraph below) or with respect to the approval by the National Association of Securities Dealers, Inc. of the offering.

On the basis of and subject to the foregoing, we are of the opinion that:

1. The Fund is validly existing and has been duly organized as a statutory trust in good standing under the laws of the state of Delaware.

2. The Fund has the power and authority as a business trust to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectus, the Pricing Prospectus and the Disclosure Package and the Prospectus and to enter into and perform its obligations under the Underwriting Agreement.

3. The Fund is duly organized as a foreign statutory trust to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business.

4.       To the best of our knowledge, the Fund does not have any subsidiaries.

5. The authorized, issued and outstanding shares of beneficial interest of the Fund are as set forth in the Preliminary Prospectus, the Pricing Prospectus and the Prospectus under the caption "Description of shares" (except for subsequent issuances, if any, pursuant to the Underwriting Agreement); all issued and outstanding Common Shares of the Fund as of the date of this Opinion have been duly authorized and validly issued and are fully paid and non-assessable and have been offered and sold or exchanged by the Fund either to the Adviser pursuant to an exception from registration under the Securities Act or to the Underwriters pursuant to the Underwriting Agreement and are not subject to any preemptive or similar statutory rights under the Delaware Business Trust statute or similar contractual rights granted by the Fund pursuant to any contract or agreement that has been filed as an exhibit to the Underwriting Agreement. Except as set forth in the Disclosure Package, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, common shares of beneficial interest of the Fund are outstanding.

6. The Shares to be purchased by the Underwriters from the Fund have been duly authorized for issuance and sale to the Underwriters pursuant to the Underwriting Agreement and, when issued and delivered by the Fund pursuant to the Underwriting Agreement against payment of the consideration set forth in the Underwriting Agreement, will be validly issued and fully paid and non-assessable and no holder of the Shares is or will be subject to personal liability by reason of being such a holder.

7. The form of certificate used to evidence the Common Shares complies in all material respects with (i) applicable statutory requirements, (ii) applicable requirements of the Declaration of Trust of the Fund and By-Laws of the Fund and (iii) applicable requirements of the American Stock Exchange.

8. We are not aware of any action, suit or proceeding before any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending, or, to the knowledge of the Fund, threatened against the Fund that is required by the Securities Act, the Investment Company or the rules and regulations thereunder to be described in the Registration Statement or the Prospectus that is not so described.

9. Each section in the Registration Statement entitled "U.S. Federal Income Tax Matters" is a fair summary of the principal United States federal income tax rules currently in effect applicable to the Fund and to the purchase, ownership and disposition of the Common Shares. The statements in the in the Prospectus under the caption "Description of Shares" and in Item 29 of Part C of the Registration Statement, insofar as such statements constitute matters of law or legal conclusions, are correct in all material respects.

10. Each of the Advisory Agreement, Custodian Agreement, Transfer Agency Agreement, Administration Agreement, Underwriting Agreement, Sub-Administration Agreement, Initial Share Purchase Agreement, Subadvisory Agreement, Marketing and Structuring Fee Agreement, Accounting and Legal Services Agreement and Additional Compensation Agreement complies in all material respects with all applicable provisions of the Securities Act, the Investment Company Act and the Advisers Act. Each of the Initial Shares Purchase Agreement and the Underwriting Agreement complies in all material respects with all applicable provisions of the Securities Act.

11. The Fund is duly registered with the Commission under the Investment Company Act as a closed-end, diversified management investment company, and, to the best of our knowledge, no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or threatened by the Commission.

12. The Common Shares have been approved for listing on the American Stock Exchange.

13. To the best of our knowledge, no person is serving as an officer, director or investment manager of the Fund, except in accordance with the Investment Company Act and the Advisers Act. Except as disclosed in the Preliminary Prospectus, the Pricing Prospectus and the Prospectus or in the Registration Statement, no director of the Fund is an "interested person" (as defined in the Investment Company Act) of the Fund or an "affiliated person" (as defined in the Investment Company
         Act) of an Underwriter.

14. The execution, delivery and performance by the Fund of the Underwriting Agreement, Advisory Agreement, Custodian Agreement, Transfer Agency Agreement, Accounting and Legal Services Agreement, Initial Share Purchase Agreement and the Administration Agreement and the consummation of the transactions contemplated thereby in the Registration Statement (including the issuance and sale of the Shares and the use of the proceeds from the sale of the Common Shares as described in the Preliminary Prospectus, the Pricing Prospectus and the Prospectus under the caption "Use of Proceeds") and compliance by the Fund with its obligations under thereof do not and will not (A) require any consent, approval, authorization or other order of, or qualification with, any Massachusetts state or U.S. federal court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states or the National Association of Securities Dealers, Inc. or as have been obtained under the federal securities laws) (B) conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets of the Fund pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Fund is a party filed as an exhibit to the Registration Statement, (C) violate or conflict with the Declaration of Trust or By-Laws of the Fund, (D) violate or conflict with any applicable federal or Massachusetts law, statute, rule or regulation or the Delaware Business Trust statute or (E) violate or conflict with any judgment, order or decree specifically naming the Trust, or specifically applicable to the Trust's property, of which we are aware.

15. The Advisory Agreement, Custodian Agreement, Transfer Agency Agreement, Administration Agreement, Underwriting Agreement, Accounting and Legal Services Agreement and Initial Share Purchase Agreement have been duly authorized by all requisite action on the part of the Fund, executed and delivered by the Fund, as of the dates noted therein.

16. Assuming due authorization, execution and delivery by the other parties thereto, each of the Advisory Agreement, Custodian Agreement, Transfer Agency Agreement, Accounting and Legal Services Agreement and Initial Share Purchase Agreement and Administration Agreement constitutes a valid and binding agreement of the Fund, enforceable in accordance with its terms.

17. The Registration Statement has been declared effective under the Securities Act; any required filing of the Prospectus pursuant to Rule 497(c) or Rule 497(h) has been made in the manner and within the time period required by Rule 497; and no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act, and no order of suspension or revocation of registration pursuant to Section 8(e) of the Investment Company Act has been issued, and no proceedings for any such purpose have been instituted or are pending or threatened by the Commission.

18. The Registration Statement, the Preliminary Prospectus, the Pricing Prospectus, the Prospectus and the Disclosure Package as of their respective effective or issue dates (except for financial statements, supporting schedules and other financial data included therein or omitted therefrom, as to which we do not express any opinion), and the notification on Form N-8A complied as to form in all material respects with the requirements of the Securities Act and the Investment Company Act.

19. The Adviser is validly existing and has been duly organized as a corporation in good standing under the laws of the State of Delaware.

20. The Adviser has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Preliminary

         Prospectus, the Pricing Prospectus, the Prospectus and the Disclosure Package, and to enter into and perform its obligations under the Purchase Agreement.

21. The Adviser is registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, rules and regulations thereunder, the Investment Company Act or the rules and regulations thereunder, from acting under the Advisory Agreement for the Fund as contemplated by the Preliminary Prospectus, the Pricing Prospectus and the Prospectus.

22. The Underwriting Agreement, the Advisory Agreement, Subadvisory Agreement, Administration Agreement, Sub-Administration Agreement, Shareholder Servicing Agreement, Initial Share Purchase Agreement and the Additional Compensation Agreement have been duly authorized, executed and delivered by the Adviser.

23. Assuming due authorization, execution and delivery by the other parties thereto, the Advisory Agreement, Subadvisory Agreement, Administration Agreement, Sub-Administration Agreement, Shareholder Servicing Agreement, Initial Share Purchase Agreement and the Additional Compensation Agreement each constitutes a valid and binding obligation of the Adviser, enforceable in accordance with their respective terms.

24. We are not aware of any legal or governmental proceeding pending or threatened against the Adviser that is required by the Securities Act or the Investment Company Act and the Rule and Regulation thereunder to be described in the Registration Statement that is not so described or which reasonably might be expected to cause the Adviser to be ineligible to serve as investment adviser of the Fund pursuant to
         Section 9 of the Investment Company Act.

25. The execution, delivery and performance by the Adviser of the Advisory Agreement, Subadvisory Agreement, the Administration Agreement, the Sub-Administration Agreement, Initial Share Purchase Agreement, Shareholder Servicing Agreement and the Additional Compensation Agreement, the compliance by the Adviser with all the provisions thereof and the consummation by the Adviser of the transactions contemplated thereby do not and will not (A) require any consent, approval, authorization or other order of, or qualification with, any Massachusetts state or U.S. federal court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states or the National Association of Securities Dealers, Inc. or as have been obtained under the federal securities laws), (B) conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets of the Adviser pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Adviser is a party filed as an exhibit to the Registration Statement, (C) violate or conflict with the Articles of Incorporation or By-laws of the Adviser, or (D) violate or conflict with any applicable federal and Massachusetts law, rule or regulation or the Delaware Business Corporation Law statute, or (E) violate or conflict with any judgment, order or decree specifically naming the Advise, or specifically applicable to the Adviser's property, of which we are aware.

In connection with the preparation of the Registration Statement, the Preliminary Prospectus, the Pricing Prospectus, the Prospectus and the Disclosure Package we have participated in discussions with certain officers and representatives of the Fund, the Adviser, the Subadviser, counsel for the Underwriters and the independent registered public accounts of the Fund at which conference we made inquiries of such persons and others and discussed the contents of the Registration Statement the Preliminary Prospectus, the Pricing Prospectus, the Prospectus and the Disclosure Package. While we have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the information contained in the Registration Statement, the Preliminary Prospectus, the Pricing Prospectus, the Prospectus or the Disclosure Package, on the basis of such participation and review, nothing has come to our attention that would lead us to believe that the Registration Statement (except for financial statements, supporting schedules and other financial data included therein or omitted therefrom, as to which we do not express any belief), at the time such Registration Statement became effective (but after giving effect to changes incorporated pursuant to Rule 430A under the Securities Act), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of the date it was filed with the Commission pursuant to Rule 497 under the Securities Act or as of the date hereof or the Disclosure Package as of the Applicable Time (in each case, except for financial statements, supporting schedules and other financial data included therein or omitted therefrom, as to which we do not express any belief), included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except for financial statements, supporting schedules and other financial data included therein or omitted therefrom, as to which we do not express any belief).

This opinion is based upon currently existing statutes, rules, regulations and judicial decisions and is rendered as of the date hereof, and we disclaim any obligation to advise you of any change in any of the foregoing sources of law or subsequent developments in law or changes in facts or circumstances which might affect any matters or opinions set forth herein. Please note that we are opining only as to the matters expressly set forth herein, and no opinion should be inferred as to any other matters.

This opinion is being furnished to you, as Representative of the Underwriters, at the request of the Fund pursuant to the Purchase Agreement, is solely for the benefit of the Underwriters, and may not be relied upon by you for any other purpose, or furnished to, quoted to or relied upon by any other party for any purpose, without our prior written consent.

                                   SCHEDULE C

              FORM OF OPINION OF WILMER HALE REGARDING THE ADVISER

     (i) The Adviser is a corporation duly incorporated and validly existing in good standing under the laws of the state of Delaware.

     (ii) The Adviser has full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectus, the Pricing Prospectus, the Prospectus and the Disclosure Package and to enter into and perform its obligations under this Agreement and the description of the Adviser and its business in the Registration Statement, the Preliminary Prospectus, the Pricing Prospectus, the Prospectus and the Disclosure Package complies in all material respects with all requirements of the Securities Act and the Investment Company Act.

     (iii) The Adviser is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business.

     (iv) The Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting under the Advisory Agreement for the Fund as contemplated by the Preliminary Prospectus, the Pricing Prospectus and the Prospectus.

     (v) This Agreement and the Adviser Agreements, to which the Adviser is a party, have been duly authorized, executed and delivered by the Adviser, and neither their execution, delivery or performance, nor the consummation by the Adviser of the transactions therein contemplated or the adoption of the Fund's Dividend Reinvestment Plan (i) conflicts or will conflict with or constitutes or will constitute a breach of or default under the articles of incorporation, or the certificate of formation, of the Adviser, (ii) conflicts or will conflict with, or constitutes or will constitute a breach of or default under any agreement, indenture, lease or other instrument that is filed as an exhibit to the Registration Statement or (iii) violates or will violates any applicable federal or New York law rule or regulation or the laws of the State of Delaware ("Adviser Applicable Law") or any order known to us issued pursuant to any such law by any court or governmental agency or body having jurisdiction over the Fund. The Advisory Agreement constitutes a valid and binding obligation of the Adviser, enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

     (vi) This Agreement and the Adviser Agreements, to which the Adviser is a party, comply in all material respects with all applicable provisions of the Securities Act, the Investment Company Act and the Advisers Act.

     (vi) Except as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus, there is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to the knowledge of the Adviser, threatened against or affecting the Adviser except such which is not of a nature required to be disclosed in the Registration Statement, the Pricing Prospectus or the Prospectus and if determined adversely would not result in any material adverse change in the condition, financial or otherwise, business affairs or business prospects of the Adviser or the ability of the Adviser to function as an investment adviser or fulfill its obligations under the Advisory Agreement.

     (vii) There are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement, the Preliminary


                                    Sch. C-1

Prospectus, the Pricing Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct.

     (viii) The Adviser is not in violation of its Articles of Incorporation, by-laws or other organizational documents and no default by the Adviser exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement, the Preliminary Prospectus, the Pricing Prospectus, the Prospectus or the Disclosure Package or filed or incorporated by reference as an exhibit to the Registration Statement.

     (ix) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the Securities Act and the Investment Company Act, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of this Agreement.

     (x) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and in the Registration Statement and compliance by the Adviser with its obligations under this Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or repayment event under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Adviser pursuant to any contract, indenture, mortgage, deed of Fund, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Adviser is a party or by which it or any of them may be bound, or to which any of the property or assets of the Adviser is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or by-laws of the Adviser, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Adviser or any of its properties, assets or operations.

     In addition, we have participated in the preparation of the portions of the Registration Statement, the Preliminary Prospectus, the Pricing Prospectus, the Prospectus and the Disclosure Package describing the Adviser and participated in discussions with certain officers, Directors and employees of the Fund, the Adviser, the Subadviser, representatives of Ernst & Young LLP, the independent registered public accounting firm who examined the financial statements of the Fund included or incorporated by reference in the Registration Statement, the Preliminary Prospectus, the Pricing Prospectus and the Prospectus, and you and your representatives and we have reviewed certain Fund records and documents. While we have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the information contained in such portions of the Registration Statement, the Preliminary Prospectus, the Pricing Prospectus and the Prospectus, on the basis of such participation and review, nothing has come to our attention that would lead us to believe that such portions in the Registration Statement and the Prospectus (except for financial statements, supporting schedules and other financial data included therein or omitted therefrom, as to which we do not express any belief), at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements, supporting schedules and other financial data included therein or omitted therefrom, as to which we do not express any belief), at the time the Prospectus was issued or at the Closing Time or any Additional Shares Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In addition, nothing has come to our attention that would lead us to believe that the portions of the documents included in the Disclosure Package describing the Adviser, other than


                                    Sch. C-2
the financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. With respect to statements contained in the Disclosure Package, any statement contained in any of the constituent documents shall be deemed to be modified or superseded to the extent that any information contained in subsequent constituent documents modifies or replaces such statement.


                                    Sch. C-3

                                   SCHEDULE D

              FORM OF OPINION OF [_____] REGARDING THE SUBADVISER

     (i) The Subadviser is a company duly formed and validly existing in good standing under the laws of Bermuda.

     (ii) The Subadviser has full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectus, the Pricing Prospectus, the Prospectus and the Disclosure Package and to enter into and perform its obligations under this Agreement and the description of the Subadviser and its business in the Registration Statement, the Preliminary Prospectus, the Pricing Prospectus, the Prospectus and the Disclosure Package complies in all material respects with all requirements of the Securities Act and the Investment Company Act.

     (iii) The Subadviser is duly qualified as a foreign company to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business.

     (iv) The Subadviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting under the Advisory Agreement for the Fund as contemplated by the Preliminary Prospectus, the Pricing Prospectus and the Prospectus.

     (v) This Agreement and the Adviser Agreements, to which the Subadviser is a party, have been duly authorized, executed and delivered by the Subadviser, and neither their execution, delivery or performance, nor the consummation by the Subadviser of the transactions therein contemplated or the adoption of the Fund's Dividend Reinvestment Plan (i) conflicts or will conflict with or constitutes or will constitute a breach of or default under the limited partnership agreement, or the certificate of formation, of the Subadviser, (ii) conflicts or will conflict with, or constitutes or will constitute a breach of or default under any agreement, indenture, lease or other instrument that is filed as an exhibit to the Registration Statement or (iii) violates or will violates any applicable federal or New York law rule or regulation or the laws of Bermuda ("Subadviser Applicable Law") or any order known to us issued pursuant to any such law by any court or governmental agency or body having jurisdiction over the Fund. The Advisory Agreement constitutes a valid and binding obligation of the Subadviser, enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

     (vi) This Agreement and the Adviser Agreements, to which the Subadviser is a party, comply in all material respects with all applicable provisions of the Securities Act, the Investment Company Act and the Advisers Act.

     (vi) Except as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus, there is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to the knowledge of the Subadviser, threatened against or affecting the Subadviser except such which is not of a nature required to be disclosed in the Registration Statement, the Pricing Prospectus or the Prospectus and if determined adversely would not result in any material adverse change in the condition, financial or otherwise, business affairs or business prospects of the Subadviser or the ability of the Subadviser to function as an investment adviser or fulfill its obligations under the Subadvisory Agreement.


                                    Sch. D-1

     (vii) There are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement, the Preliminary Prospectus, the Pricing Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct.

     (viii) The Subadviser is not in violation of its Memorandum of Association, by-laws or other organizational documents and no default by the Subadviser exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement, the Preliminary Prospectus, the Pricing Prospectus, the Prospectus or the Disclosure Package or filed or incorporated by reference as an exhibit to the Registration Statement.

     (ix) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the Securities Act and the Investment Company Act, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of this Agreement.

     (x) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and in the Registration Statement and compliance by the Subadviser with its obligations under this Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or repayment event under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Subadviser pursuant to any contract, indenture, mortgage, deed of Fund, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Subadviser is a party or by which it or any of them may be bound, or to which any of the property or assets of the Subadviser is subject, nor will such action result in any violation of the provisions of the limited partnership agreement or by-laws of the Subadviser, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Subadviser or any of its properties, assets or operations.

     In addition, we have participated in the preparation of the portions of the Registration Statement, the Preliminary Prospectus, the Pricing Prospectus, the Prospectus and the Disclosure Package describing the Subadviser and participated in discussions with certain officers, Directors and employees of the Fund, the Adviser, the Subadviser, representatives of Ernst & Young LLP, the independent registered public accounting firm who examined the financial statements of the Fund included or incorporated by reference in the Registration Statement, the Preliminary Prospectus, the Pricing Prospectus and the Prospectus, and you and your representatives and we have reviewed certain Fund records and documents. While we have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the information contained in such portions of the Registration Statement, the Preliminary Prospectus, the Pricing Prospectus and the Prospectus, on the basis of such participation and review, nothing has come to our attention that would lead us to believe that such portions in the Registration Statement and the Prospectus (except for financial statements, supporting schedules and other financial data included therein or omitted therefrom, as to which we do not express any belief), at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements, supporting schedules and other financial data included therein or omitted therefrom, as to which we do not express any belief), at the time the Prospectus was issued or at the Closing Time or any Additional Shares Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they


                                    Sch. D-2
were made, not misleading. In addition, nothing has come to our attention that would lead us to believe that the portions of the documents included in the Disclosure Package describing the Subadviser, other than the financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. With respect to statements contained in the Disclosure Package, any statement contained in any of the constituent documents shall be deemed to be modified or superseded to the extent that any information contained in subsequent constituent documents modifies or replaces such statement.


                                    Sch. D-3

                                   SCHEDULE E

          FORM OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM LETTER

                                    [TO COME]


                                    Sch. E-1